UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

Robinhood Markets, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40691	46-4364776

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Willow Road
Menlo Park, CA 94025
(Address of principal executive offices) (Zip Code)
(844) 428-5411
(Registrant’s telephone number, including area code)
not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	HOOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 22, 2022, Robinhood Markets, Inc. (the “Company” or “we”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, our stockholders voted on three proposals, each of which is described in more detail in our definitive proxy statement filed with the Securities and Exchange Commission on May 2, 2022. Holders of Class A common stock were entitled to cast one vote for each share held as of the close of business on April 25, 2022 (the "Record Date"), and holders of Class B common stock were entitled to cast ten votes for each share held as of the close of business on the Record Date. Holders of Class A common stock and Class B common stock voted together as a single class on all matters at the Annual Meeting.

Set forth below are the matters voted on at the Annual Meeting and the final voting results on each matter.

Proposal One: Election of Class I Directors

Our stockholders re-elected Paula Loop, Dara Treseder, and Robert Zoellick to the Company’s Board of Directors (the “Board”) as Class I directors to serve until the 2024 annual meeting of stockholders. Voting results were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Paula Loop	1,537,440,451	35,367,671	469,619	241,236,540
Dara Treseder	1,571,119,958	1,545,792	611,991	241,236,540
Robert Zoellick	1,538,270,022	34,541,745	465,974	241,236,540

Proposal Two: Say on Frequency

Our stockholders approved, on an advisory basis, one year as the frequency for future advisory votes to approve the compensation of our named executive officers (so called “Say-on-Pay” votes). Voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,571,950,087	203,277	411,985	712,391	241,236,540

We were a newly public, emerging growth company in 2021 and therefore we qualify for a transition period prior to holding our first Say-on-Pay vote. Our first Say-on-Pay vote is required to be held no later than the third anniversary of our initial public offering.

Based on the above voting results, and the recommendation of its People and Compensation Committee, our Board has determined that, commencing after our first Say-on-Pay vote, we will hold a Say-on-Pay vote every year.

Proposal Three: Ratification of Auditor

Our stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,811,118,365	1,760,015	1,635,902	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robinhood Markets, Inc.

Date:	June 24, 2022	By:	/s/ Jason Warnick
Name: Jason Warnick
Title: Chief Financial Officer

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